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                                                                      Exhibit 99

                            Joint Filer Information


A.  South African Private Equity Fund III, L.P.
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Name:                           South African Private Equity Fund III, L.P.

Address:                        Walker House, P.O. Box 908
                                George Town, Grand Cayman, Cayman Islands

Designated Filer:               Brait S.A.

Issuer and Ticker Symbol:       Net 1 UEPS Technologies, Inc. ("NUEP.OB")

Date of Event
Requiring Statement:            June 7, 2004


Signature: /s/ Dhanraj Boodhoo
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B.  SAPEF III International G.P. Limited
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Name:                           SAPEF III International G.P. Limited

Address:                        Walker House, P.O. Box 908
                                George Town, Grand Cayman, Cayman Islands

Designated Filer:               Brait S.A.

Issuer and Ticker Symbol:       Net 1 UEPS Technologies, Inc. ("NUEP.OB")

Date of Event
Requiring Statement:            June 7, 2004


Signature: /s/ Dhanraj Boodhoo
           -----------------------


C.  Brait International Limited
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Name:                           Brait International Limited

Address:                        Suite 305, 3rd Floor, Caudan Waterfront
                                Port Louis, Mauritius

Designated Filer:               Brait S.A.

Issuer and Ticker Symbol:       Net 1 UEPS Technologies, Inc. ("NUEP.OB")

Date of Event
Requiring Statement:            June 7, 2004


Signature: /s/ Dhanraj Boodhoo
           -----------------------


D.  Capital Partners Group Holdings Limited
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Name:                           Capital Partners Group Holdings Limited

Address:                        Abbott Building, P.O. Box 3186
                                Road Town, Tortola, British Virgin Islands

Designated Filer:               Brait S.A.

Issuer and Ticker Symbol:       Net 1 UEPS Technologies, Inc. ("NUEP.OB")

Date of Event
Requiring Statement:            June 7, 2004


Signature: /s/ Hans Schibli
           -----------------------